EXHIBIT 10.3

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of October 22, 2013 (this “Amendment”), by and among CARGO AIRCRAFT MANAGEMENT, INC., a Florida corporation (the “Borrower”), AIR TRANSPORT SERVICES GROUP, INC., a Delaware corporation (“Holdings”), each of the financial institutions party hereto as “Lenders” and SUNTRUST BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of May 9, 2011 (as amended from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders (i) provide Incremental Revolving Commitments in an aggregate principal amount of $50,000,000 pursuant to Section 2.14 of the Credit Agreement and (ii) make certain amendments to the Credit Agreement as provided hereinafter; and

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement and reflect an Incremental Facility Amendment, all on the terms and conditions contained herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Lenders, the Administrative Agent, the Borrower and Holdings hereby agree as follows:

1.Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

2.Amendments to Credit Agreement.

(a)    The Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:

“Pro Forma Basis” shall mean, (i) with respect to any Person, business, property or asset acquired under clause (i) or (ii) of the definition of “Investment”, to the extent that such Investment is permitted under the Credit Agreement, the inclusion as “Consolidated EBITDA” of the EBITDA (i.e. net income before interest, taxes, depreciation and amortization) for such Person, business, property or asset as if such Investment had been made on the first day of the applicable period, based on historical results accounted for in accordance with GAAP, and (ii) with respect to any Person, business, property or asset sold, transferred or otherwise disposed of, the exclusion from “Consolidated EBITDA” of the EBITDA (i.e. net income before interest, taxes, depreciation and amortization) for such Person, business, property or asset so disposed of during such period as if such disposition had been consummated on the first day of the applicable period, in accordance with GAAP.
(b)    The Credit Agreement is hereby further amended by deleting the defined term “Consolidated EBITDA” in Section 1.1. thereof and substituting in lieu thereof the following defined term:

“Consolidated EBITDA” shall mean, for any period, Consolidated Net Income of such Person for such period plus, without duplication and to the extent reflected as a deduction in the statement of such Consolidated Net Income for such period, the sum of (i) total income tax expense during such period, plus (ii) Consolidated Interest Expense during such period, plus (iii) depreciation and amortization expense, plus (iv) amortization of intangibles (including, but not limited to, goodwill), plus (v) any non-recurring expenses incurred in connection with the closing of this Agreement, plus (vi) any extraordinary expenses or losses, and (vii) minus any extraordinary income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains or losses on the sales of assets outside of the Ordinary Course of Business); provided, that, for purposes of calculating compliance with the financial covenants set forth in Section 9.12 and Section 9.13, to the extent that during such period any Credit Party shall have made an Investment of the type described in clause (i) or (ii) of such definition that is permitted under the Credit Agreement, or any sale, transfer or other disposition of any Person, business, property or assets, Consolidated EBITDA shall be calculated on a Pro Forma Basis with respect to such Person, business, property or assets so acquired or disposed of.
(c)    The Credit Agreement is hereby further amended by deleting Annex 1.1A to the Credit Agreement in its entirety and substituting in lieu thereof Annex 1.1A attached hereto.

1.Incremental Facility Amendment. The parties hereto intend that this Amendment shall constitute an Incremental Facility Amendment in connection with the Borrower’s increase in the aggregate amount of the Revolving Commitments in the amount of $50,000,000 pursuant to Section 2.14 of the Credit Agreement. Immediately after giving effect to this Amendment, the Aggregate Revolving Commitments shall be equal to $275,000,000 and the Revolving Commitment of each Lender shall be as set forth on Annex 1.1A attached hereto. The Incremental Revolving Commitments contemplated by this Amendment shall be subject to the same terms and provisions (including pricing and final maturity) as the existing Revolving Commitments. The parties hereto acknowledge and agree that after giving effect to the Incremental Revolving Commitments contemplated by this Amendment, the aggregate amount of Incremental Commitments available to the Borrower is $0 and the Incremental Commitments Effective Date with respect to the Incremental

Revolving Commitments contemplated by this Amendment shall be the date the conditions set forth in Section 4 below have been satisfied (the “Incremental Commitments Effective Date”).

2.Conditions Precedent to Effectiveness. The effectiveness of this Amendment and the Revolving Commitment Increase is subject to the truth and accuracy of the representations set forth in Sections 5 and 6 below and receipt by the Administrative Agent of each of the following, each of which shall be in form and substance satisfactory to Administrative Agent:

(a)    This Amendment, duly executed and delivered by the Borrower, Holdings, each Lender providing an Incremental Revolving Commitment (which constitute the Required Lenders) and the Administrative Agent;

(b)    A pro forma Compliance Certificate after giving effect to the Revolving Commitment Increase and amendment to the definition of Consolidated EBITDA contemplated by this Amendment;

(c)    A certificate of the Borrower dated as of the Incremental Commitments Effective Date signed by an Authorized Officer of the Borrower certifying that, before and after giving effect to the Revolving Commitment Increase contemplated by this Amendment, (i) the representations and warranties contained in Section 7 of the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the Incremental Commitments Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date, (ii) no Default or Event of Default exists before or after giving effect to such addition or the other transactions contemplated by this Amendment and (iii) all conditions set forth in Section 6.2 of the Credit Agreement are satisfied as of such date;

(d)    For the account of each Revolving Lender that has requested a Note (or a replacement Note) in respect of such Lender’s Revolving Commitment (after giving effect to the Revolving Commitment Increase contemplated by this Amendment), a Note evidencing such Lender’s Revolving Commitment (after giving effect to the Revolving Commitment Increase contemplated by this Amendment), duly executed by an Authorized Officer of the Borrower;

(e)    A Reaffirmation of Obligations Under Credit Documents (the “Reaffirmation”) duly executed by each Credit Party, in the form of Exhibit A attached hereto;

(f)    A legal opinion addressed to the Administrative Agent and each of the Lenders from Joe Payne, Corporate General Counsel of the Borrower and Holdings, which opinion shall be dated as of the Incremental Commitments Effective Date and covering such matters relating to the Borrower, Holdings, this Amendment, the Revolving Commitment Increase and the Credit Agreement (as amended by this Amendment) as the Administrative Agent or the Lenders shall reasonably request;

(g)    A certificate, dated as of the Incremental Commitments Effective Date, signed by the Secretary of each Credit Party in the form of Exhibit B attached hereto (together with certifications as to incumbency and signatures of such officers) with appropriate insertions and deletions, together with (i) copies of the articles or certificate of incorporation, the limited liability company agreement, the partnership agreement, any certificate of designation, the by-laws, or other organizational documents of each such Credit Party (or certifications from the applicable Credit Party that such documents have not been amended or otherwise modified in any way since the date such documents were delivered to the Administrative Agent at the closing of the First Amendment dated as of July 20, 2012 by and among the Borrower, Holdings, the Lenders party thereto and the Administrative Agent), (ii) the resolutions, or such other administrative approval, of each such Credit Party referred to in such certificate in respect of the authorization and approval of the transactions contemplated by this Amendment and (iii) in the case of the certificate delivered by the Borrower, a statement that (1) all of the applicable conditions set forth in this Section 4 of this Amendment have been satisfied as of such date and (2) since December 31, 2012, there has not been any change, effect, event, occurrence, state of facts or development that has had or could reasonably be expected to have a Material Adverse Effect;

(h)    Certified copies of all consents, approvals, authorizations, registrations and filings and orders required or advisable to be made or obtained under applicable law, if any, or by any Contractual Obligation of each Credit Party, in connection with the execution, delivery, performance, validity and enforceability of this Amendment or any of the transactions contemplated hereby, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

(i)    The payment of all fees and other amounts due and payable on or prior to the effective date of this Amendment, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or under any other agreement with the Administrative Agent or SunTrust Robinson Humphrey, Inc.;

(j)    An Affidavit of Out-Of-State Execution and Delivery regarding the execution and delivery of the Amendment and any Notes delivered pursuant to Section 4(d) of this Amendment, duly executed by the Borrower and notarized;

(k)    Evidence that after giving effect to (i) the Revolving Commitment Increase contemplated by this Amendment and, (ii) if necessary, the admission of additional Aircraft into the Collateral Pool in accordance with Section 8.10(b) of the Credit Agreement, the Collateral to Loan Value Ratio will not be less than 1.50 to 1.00; and

(l)    Such other documents as the Administrative Agent may reasonably request.

3.Representations. Each of the Borrower and Holdings represents and warrants to the Administrative Agent and the Lenders that:

(a)Power and Authority. Each of the Borrower and Holdings has the power and authority to execute, deliver and perform the terms and provisions of this Amendment and the Credit Agreement, as amended by this Amendment, and has taken all necessary corporate action to duly authorize the execution, delivery and performance of this Amendment and compliance by them with the terms and provisions of the Credit Agreement, as amended by this Amendment. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower and Holdings enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles.

(b)No Violation. The execution, delivery and performance by the Borrower and Holdings of this Amendment, and compliance by them with the terms and provisions of the Credit Agreement, as amended by this Amendment: (i) will not contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or federal, state or local Governmental Authority, (ii) will not conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of any Credit Party pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, to which any Credit Party is a party or by which they or any of their property or assets is bound or to which they may be subject or (iii) will not violate any provision of the certificate or articles of incorporation or bylaws of the Borrower, Holdings or any other Credit Party.

(c)Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the date of the effectiveness of this Amendment and which remain in full force and effect on such date), or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Amendment by the Borrower or Holdings or (ii) the legality, validity, binding effect or enforceability of the Credit Agreement, as amended by this Amendment, against the Borrower or Holdings.

(d)No Default. No Default or Event of Default has occurred and is continuing as of the date hereof and no Default or Event of Default will exist immediately after giving effect to this Amendment.

(e)Solvency. As of the date hereof and on the Incremental Commitments Effective Date, on a pro forma basis after giving effect to the Revolving Commitment Increase contemplated hereby and to all Indebtedness incurred, and to be incurred under such increase, (x) the sum of the assets, at a fair market valuation, of each Credit Party and its respective Subsidiaries will exceed its debts, (y) no such Credit Party or its Subsidiaries will have incurred or intended to, or believes that it will, incur debts beyond its ability to pay such debts as such debts mature and (z) each such Credit Party and its Subsidiaries taken as a whole will have sufficient capital with which to conduct its business. For purposes of this clause (e), “debt” means any liability on a claim, and “claim” means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

(f)No Impairment. The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

(g)Credit Parties. As of the date hereof, the parties listed as signatories to the Reaffirmation represent a true, correct and complete list of all the Credit Parties.

4.Reaffirmation of Representations. Each of the Borrower and Holdings hereby repeats and reaffirms all representations and warranties made to the Administrative Agent and the Lenders in the Credit Agreement and the other Credit Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

5.No Further Amendments; Ratification of Liability. Except as expressly amended hereby, the Credit Agreement and each of the other Credit Documents shall remain in full force and effect in accordance with their respective terms, and the Lenders and the Administrative Agent hereby require strict compliance with the terms and conditions of the Credit Agreement and the other Credit Documents in the future. Each of the Borrower and Holdings hereby (i) restates, ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Credit Agreement and the other Credit Documents to which it is a party, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby and (ii) acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Credit Document to which it is a party, or reduce, impair or discharge the obligations of the Borrower or Holdings or the Collateral granted to the Administrative Agent and/or the Lenders thereunder. The Lenders’ agreement to the terms of this Amendment or any other amendment of the Credit Agreement or any other Credit Document shall not be deemed to establish or create a custom or course of dealing between the Borrower, Holdings or the Lenders, or any of them. This Amendment shall be deemed to be a “Credit Document” for all purposes under the Credit Agreement. After the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

6.Allocations of Revolving Commitments and Revolving Loans. The Administrative Agent, the Lenders and the Borrower agree that the Revolving Commitment of each of the Lenders immediately prior to the effectiveness of this Amendment shall be reallocated among the Lenders such that, immediately after the effectiveness of this Amendment in accordance with its terms and the Revolving Commitment Increase, the Revolving Commitment of each Lender shall be as set forth on Annex 1.1A attached hereto. In order to effect such reallocations, assignments shall be deemed to be made among the Lenders in such amounts as may be necessary, and with the same force and effect as if such assignments were evidenced by the applicable Assignment Agreements (but without the payment of any related assignment fee), and no other documents or instruments shall be required to be executed in connection with such assignments (all of which such requirements are hereby waived) other than the execution of any documents or instruments required for the effectiveness of this Amendment pursuant to Section 4 of this Amendment. Further, to effect the foregoing, each Lender agrees to make cash settlements in respect of any outstanding Revolving Loans, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, such that after giving effect to this Amendment, each Lender holds Revolving Loans equal to its Revolving Percentage (based on the Revolving Commitment of each Lender as set forth on Annex 1.1A attached hereto). The principal amount of Term Loans held by each Lender as of the date hereof is set forth on Annex 2 attached hereto.

7.Other Provisions.

(a)This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all counterparts, taken together, shall constitute but one and the same document.

(b)The Borrower agrees to reimburse the Lenders and the Administrative Agent on demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by such parties in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.

(c)THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(d)THIS AMENDMENT CONSTITUTES THE ENTIRE CONTRACT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS DISCUSSIONS, CORRESPONDENCE, AGREEMENTS AND OTHER UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

(e)In consideration of the amendments contained herein, each of the Borrower and Holdings hereby waives and releases each of the Lenders and the Administrative Agent from any and all known claims and defenses with respect to the Credit Agreement and the other Credit Documents and the transactions contemplated thereby.

(f)Each of the Borrower and Holdings agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Credit Documents and all other agreements executed and delivered in connection herewith.
(g)THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND THE TERMS OF THE CREDIT AGREEMENT. THE PARTIES DO NOT INTEND THIS AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER     OR HOLDINGS UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrower, Holdings, the Lenders and the Administrative Agent have caused this Second Amendment to Credit Agreement to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

CARGO AIRCRAFT MANAGEMENT, INC.

By:    /s/ Richard F. Corrado
Name:    __Richard F. Corrado_________________
Title:    __President___________________________

AIR TRANSPORT SERVICES GROUP, INC.

By:    /s/ Joseph C. Hete
Name:    ___Joseph C. Hete_______________________
Title:    ___President and CEO__________________

[Signatures Continue on Following Pages]

SUNTRUST BANK, in its capacities as a Lender, Letter of Credit Issuer and as Administrative Agent

By:    /s/ Keith Cox
Name: Keith Cox
Title: Managing Director

[Signatures Continue on Following Pages]

[Signature Page to Second Amendment to Credit Agreement]

REGIONS BANK, as a Lender

By:______/s/ Christ Hurst__________________
Name: Chris Hurst
Title: Senior Vice President

[Signatures Continue on Following Pages]

[Signature Page to Second Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:______/s/ John B. Middelberg____________
Name: John B. Middelberg
Title: SVP

[Signatures Continue on Following Pages]

[Signature Page to Second Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:______/s/ Joseph R. Jackson_____________
Name: Joseph R. Jackson
Title: Vice President

[Signatures Continue on Following Pages]

[Signature Page to Second Amendment to Credit Agreement]

PNC BANK, N.A., as a Lender

By:___/s/ C J Richardson_________________
Name: C. Joseph Richardson
Title: Senior Vice President

[Signatures Continue on Following Pages]

[Signature Page to Second Amendment to Credit Agreement]

THE PRIVATE BANK AND TRUST COMPANY, as a Lender

By:____/s/ Nick Fadel____________________
Name: Nick Fadel
Title: Associate Managing Director

[Signatures Continue on Following Pages]

[Signature Page to Second Amendment to Credit Agreement]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:____/s/ Brian R. Jones__________________
Name: Brian R. Jones
Title: Vice President

[Signatures Continue on Following Pages]

[Signature Page to Second Amendment to Credit Agreement]

THE NORTHERN TRUST COMPANY, as a Lender

By:_____/s/ Peter J. Hallan_________________
Name: Peter J. Hallan
Title: Vice President

[Signatures Continue on Following Pages]

[Signature Page to Second Amendment to Credit Agreement]

STELLARONE BANK, as a Lender

By:_____/s/ Judson Foster__________________
Name: Judson Foster
Title: SVP

[Signatures Continue on Following Pages]

[Signature Page to Second Amendment to Credit Agreement]

ATLANTIC CAPITAL BANK, as a Lender

By:____/s/ J. Christopher Deisley____________
Name: J. Christopher Deisley
Title: Senior Vice President

[Signatures Continue on Following Pages]

[Signature Page to Second Amendment to Credit Agreement]

TRISTATE CAPITAL BANK, as a Lender

By:____________________________________
Name:
Title:

[Signatures Continue on Following Pages]

[Signature Page to Second Amendment to Credit Agreement]

COMPASS BANK, as a Lender

By:______/s/ Adrayll Askew_______________
Name: Adrayll Askew
Title: Senior Vice President

[End of Signatures]

[Signature Page to Second Amendment to Credit Agreement]

Annex 1.1A

Institution	Revolving Commitment	Term Commitment	Address
SunTrust Bank	$45,817,195.00	$24,793,900.72	3333 Peachtree Road N.E., 8th Floor Mail Code: GA-Atlanta-2020 Atlanta, GA 30326 Attn: Christopher Hursey Fax: (404) 439-7409
Regions Bank	$43,880,220.00	$23,561,422.68	201 Milan Parkway Birmingham, Alabama 35211 Attn: Stephanie Reid Fax: (205) 801-5250
JPMorgan Chase Bank, N.A.	$42,539,455.00	$22,813,765.04	10 S Dearborn Floor 07 Chicago, Illinois 60603 Attn: Non Agented Servicing Team Fax: (312) 256-2608
Bank of America, N.A.	$29,741,890.00	$15,787,705.62	901 Main Street Dallas, Texas 75202 Attn: Susheel Jaiswal Fax: (972) 728-9506
PNC Bank, N.A.	$28,053,625.00	$14,416,650.26	6750 Miller Road Brecksville, Ohio 44141 Attn: Mary Ann Cruz Fax: (866) 932-2125
The PrivateBank and Trust Company	$14,607,260.00	$8,001,265.04	120 South LaSalle Street Chicago, Illinois 60602 Attn: Daniel Arehart Fax: (312) 564-1794
Branch Banking and Trust Company	$15,291,435.00	$7,716,957.18	200 W Second Street 16th Floor Winston Salem, NC 27101 Attn: Wendy Gerringer Fax: (336) 733-2740
Compass Bank	$15,655,090.00	$7,293,070.28	8080 N Central Expressway Suite 320 Dallas, Texas 75206 Attn: Kathy Kirk Fax: (866) 984-8668

Institution	Revolving Commitment	Term Commitment	Address
The Northern Trust Company	$15,233,655.00	$7,688,920.02	50 South LaSalle Street Chicago, Illinois 60603 Attn: Mary Green Fax: (312) 630-1566
StellarOne Bank	$12,280,175.00	$6,077,593.16	105 Arbor Drive Christiansburg, Virginia 24073 Attn: Jim Rice cc: Sofie Rodriguez Fax: (540) 394-6884 cc: (804) 290-4328
Atlantic Capital Bank	$6,500,000.00	$5,431,250.00	3525 Piedmont Road, NE Building 7, Suite 510 Atlanta, Georgia 30305 Attn: Trudy Robinson Fax: (404) 995-5804
TriState Capital Bank	$5,400,000.00	$4,542,500.00	301 Grant Street Suite 2700 Pittsburgh, Pennsylvania 15219 Attn: John Kyle Fax: (412) 304-0391
Total	$275,000,000.00	$148,125,000.00

Annex 2

Institution	Term Loans Outstanding
SunTrust Bank	$23,224,666.51
Regions Bank	$22,070,193.39
JPMorgan Chase Bank, N.A.	$21,369,855.85
Bank of America, N.A.	$14,788,483.75
PNC Bank, N.A.	$13,504,204.05
The PrivateBank and Trust Company	$7,494,855.85
Branch Banking and Trust Company	$7,228,542.18
Compass Bank	$6,831,483.54
The Northern Trust Company	$7,202,279.52
StellarOne Bank	$5,692,935.36
Atlantic Capital Bank	$5,087,500.00
TriState Capital Bank	$4,255,000.00
Total	$138,750,000.00

EXHIBIT A

REAFFIRMATION OF OBLIGATIONS UNDER CREDIT DOCUMENTS

Reference is hereby made to (i) that certain Credit Agreement dated as of May 9, 2011 among Cargo Aircraft Management, Inc. (the “Borrower”), Air Transport Services Group, Inc. (“Holdings” ), the Lenders party thereto and SunTrust Bank, as Administrative Agent (as amended from time to time prior to the date hereof, the “Credit Agreement”; capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Credit Agreement) and (ii) that certain Second Amendment to Credit Agreement dated as of the date hereof (the “Amendment”) among the Borrower, Holdings, the Lenders and the Administrative Agent.

Each Credit Party acknowledges and reaffirms that (i) all liens and security interests granted to the Administrative Agent and the Lenders under the Security Documents remain in full force and effect and shall continue to secure the Obligations and (ii) the validity, perfection, enforceability or priority of such liens and security interests will not be impaired in any way by the Amendment.

Each of the undersigned Credit Parties hereby further reaffirms its continuing obligations owing to the Administrative Agent and the Lenders under each of the Credit Documents (including, without limitation, the guarantee obligations of each Guarantor under the Guaranty and Collateral Agreement) to which such Person is a party, and each Credit Party agrees that the amendments contained in the Amendment are solely to amend the terms of the Credit Agreement and do not in any way affect the validity and/or enforceability of any Credit Document, or reduce, impair or discharge the obligations of such Person thereunder.

Each of the undersigned Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that: (a) the execution and delivery by the Credit Parties of this Reaffirmation of Obligations Under Credit Documents (this “Reaffirmation” is within the power (corporate or otherwise) and authority of the Credit Parties, has been duly authorized and approved by all requisite action on the part of the Credit Parties, and does not and will not contravene, breach or conflict with any provision of applicable law or any of the charter or other organic documents of the Credit Parties, or any indenture, agreement, instrument or undertaking binding on the Credit Parties; (b) this Reaffirmation has been duly executed by the Credit Parties; (c) the Credit Documents remain in full force and effect and constitute the legal, valid and binding obligations of the Credit Parties, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditor's rights; and (d) all of the Obligations are absolute and unconditional, and such Obligations are not subject to any claim, defense, deduction, right of offset or otherwise.

THE CREDIT PARTIES DO NOT INTEND THE AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED THEREBY TO BE, AND THE AMENDMENT AND THE TRANSACTION CONTEMPLATED THEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE CREDIT PARTIES UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.

[Signatures on Following Pages]

This Reaffirmation shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.

[Signatures on Following Pages]

IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Reaffirmation of Obligations under Credit Documents as of October __, 2013.

CARGO AIRCRAFT MANAGEMENT, INC.

By:
Name:
Title:

ABX AIR, INC.

By:
Name:
Title:

LGSTX DISTRIBUTION SERVICES, INC.

By:
Name:
Title:

AIRBORNE GLOBAL SOLUTIONS, INC.

By:
Name:
Title:

[Signature Page to Reaffirmation of Obligations Under Credit Documents]

AIRBORNE MAINTENANCE AND ENGINEERING SERVICES, INC.

By:
Name:
Title:

AIR TRANSPORT INTERNATIONAL LIMITED LIABILITY COMPANY

By:
Name:
Title:

AMES MATERIAL SERVICES INC.

By:
Name:
Title:

CARGO AVIATION, INC.

By:
Name:
Title:

[Signature Page to Reaffirmation of Obligations Under Credit Documents]

CARGO HOLDINGS INTERNATIONAL, INC.

By:
Name:
Title:

LGSTX FUEL MANAGEMENT, INC.

By:
Name:
Title:

LGSTX SERVICES, INC.

By:
Name:
Title:

AIR TRANSPORT SERVICES GROUP, INC.

By:
Name:
Title:

AIR TRANSPORT INTERNATIONAL, INC.

By:
Name:
Title:

[Signature Page to Reaffirmation of Obligations Under Credit Documents]

EXHIBIT B

SECRETARY’S CLOSING CERTIFICATE
I, the undersigned, Secretary of _________________, a ________________ organized and existing under the laws of the State of ___________ (the “Company”), do hereby certify on behalf of the Company that:
1.    This Certificate is being delivered as of October __, 2013, and is furnished pursuant to that certain Second Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), among Cargo Aircraft Management, Inc., a Florida corporation (the “Borrower”), Air Transport Services Group, Inc., a Delaware corporation (“Holdings”), the Lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given them in the Amendment.
2.    The following named individuals are duly qualified and acting elected or appointed officers of the Company, and each holds the office of the Company set forth opposite his or her name, each of whom is authorized to sign the [Amendment/Reaffirmation] on behalf of the Company. The signature written opposite the name and title of each such officer is his or her genuine signature.

Name	Office	Signature
______________________	______________________	______________________
______________________	______________________	______________________

3.    Attached hereto as Exhibit A is a true and complete copy of the [Charter Document] of the Company, including all amendments thereto, as filed in the Office of the Secretary of State of the State of __________ (the “Secretary of State”), which constitutes the [Charter Document] of the Company as presently in effect (the “[Articles of ___________]”); no amendment to the Articles of ______________ is pending or contemplated, and there are no proceedings, pending or contemplated, for the merger, consolidation, conversion, liquidation or dissolution of the Company; and no steps have been or are being taken to appoint an administrator, receiver, liquidator or analogous person or body to wind up or dissolve the Company.
4.    Attached hereto as Exhibit B is a true and correct copy of the [By-Laws/LLC Operating Agreement] of the Company which were/was duly adopted and are/is in full force and effect on the date hereof.
5.    Attached hereto as Exhibit C is a true and correct copy of resolutions authorizing the execution, delivery and performance of the [Amendment/Reaffirmation], which [have][has] been duly adopted by unanimous written consent of the members of the Company, and said resolutions have not been rescinded, amended or modified, are in full force and effect on the date hereof, and have been duly filed with the minutes of the proceedings of the members.
6.    Attached hereto as Exhibit D is a certificate of good standing from the Secretary of State of the jurisdiction of incorporation or organization of the Company.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate as of the date set forth in paragraph 1 above.
[COMPANY]

_________________________________

_____________________, Secretary

Exhibit A

Articles of ______________

Exhibit B

[Operating Agreement/By-Laws]

Exhibit C

Resolutions

Exhibit D

Good Standing Certificate